FORM 8-K

                                            CURRENT REPORT

                               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                                  SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported) - March 2, 2000

                                     Goody's Family Clothing, Inc.
                                     -----------------------------
                     (Exact name of registrant as specified in its charter)

     Tennessee                          0-19526                    62-0793974
-------------------------------------------------------------------------------
(State or other jurisdiction of    Commission file number      I.R.S. Employer
 incorporation or organization)                               Identification
                                                                    Number)

                          400 Goody's Lane, Knoxville, Tennessee 37922
                          --------------------------------------------
                      (Address of principal executive offices) (Zip Code)

                                            (865) 966-2000
                                            --------------
                     (Registrant's telephone number, including area code)


                                       NOT APPLICABLE
         (Former name or former  address,  if changed since last report.)

Item 5. Other Events.

         On March 2, 2000, Goody's Family Clothing, Inc. (the "Company") issued a press release (the "Press Release") announcing its February 2000 sales results and the adoption of certain changes in accounting methodology related to sales returns, leased departments, and layaways in response to the Staff Accounting Bulletin No. 101: "Revenue Recognition in Financial Statements" ("SAB 101").

     The Press Release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference. See "Index to Exhibits."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                 INDEX TO EXHIBITS


------------------ ------------------------------------------------------------
Exhibit              Description
Number
------------------ ------------------------------------------------------------

99.  Press Release issued by the Goody's Family Clothing, Inc. on March 2, 2000.
99.1  Impact of Accounting Changes on Previously Reported EPS
99.2  Restated Statements of Operations Information
99.3  Restated Fiscal Monthly Sales for Fiscal 1999

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GOODY'S FAMILY CLOTHING, INC.
                                                           (Registrant)

Date:    March 8, 2000                                /s/ Edward R. Carlin
         -------------                                --------------------
                                                        Edward R. Carlin
                                                  Executive Vice-President and
                                                     Chief Financial Officer

                              INDEX TO EXHIBITS

------------------ ------------------------------------------------------------
Exhibit              Description
Number
------------------ ------------------------------------------------------------

99.  Press Release issued by the Goody's Family Clothing, Inc. on March 2, 2000.
99.1  Impact of Accounting Changes on Previously Reported EPS
99.2  Restated Statements of Operations Information
99.3  Restated Fiscal Monthly Sales for Fiscal 1999

                                                              Exhibit No. 99.

Contact:  Edward R. Carlin
            Chief Financial Officer
            (865) 966-2000


              GOODY'S FAMILY CLOTHING ANNOUNCES FEBRUARY SALES AND
                   CERTAIN CHANGES IN ACCOUNTING METHODOLOGY
                   -----------------------------------------

         KNOXVILLE, Tenn. (March 2, 2000) - Goody's Family Clothing, Inc. (Nasdaq/NM: GDYS) today reported total sales for the fiscal month of February 2000 of $70.5 million, an increase of 16.9% over February 1999 total sales of $60.3 million. Comparable store sales for February 2000 increased 4.0% over sales of February 1999.

         February 1999 total sales figures give retroactive effect to the Company's adoption of certain accounting changes related to sales returns and leased departments. Although the impact of these changes is immaterial to all periods presented, the Company chose to make the changes in response to the recently issued Securities and Exchange Commission's Staff Accounting Bulletin
(SAB) No. 101, "Revenue Recognition in Financial Statements." These changes will have no impact on the Company's annual net earnings for fiscal 1998 (as previously reported) and fiscal 1999. However, the Company's previously issued statements of operations for the four quarters of fiscal 1998 and the first three quarters of fiscal 1999 will be restated to account for these changes. The above changes in accounting methodology will not affect the calculations of comparable store sales results throughout fiscal 2000.

         Historically, the Company had recognized sales returns upon return of the related merchandise by the customer. Under its new methodology, the Company will provide for an estimate of sales returns in the month of the initial sale. This change will have no effect on previously reported annual net earnings, but will either increase or decrease certain previously reported quarterly net earnings by approximately $0.01 per diluted share.

         With respect to leased departments, the Company historically had included the sales and cost of sales of its leased departments with the sales and cost of sales of its wholly owned departments. Instead, the Company will include the net rental income (sales less cost of sales) of its leased departments in its reported sales. The Company does not currently have any leased departments. This change will not affect previously reported gross profit or net earnings.

         Also, with respect to layaways, the Company historically had recorded the sales and related gross profit from layaways upon receipt of the initial layaway deposit from its customers. Beginning January 30, 2000 (the first day of the first quarter of fiscal 2000), the Company will recognize the sale and the related gross profit from layaways upon delivery of the merchandise to the customer. The cumulative effect of this change (net of income taxes) is expected to reduce diluted earnings per share by approximately $0.01 in the first quarter of fiscal 2000. For fiscal 2000 and future years, this change is expected to slightly reduce the Company's operating results in the first quarter, slightly increase the Company's operating results in the fourth quarter and have a negligible impact on the Company's operating results in the second and third quarters. This change in accounting methodology for layaways will not affect the calculations of comparable store sales results throughout fiscal 2000.

         As noted, total sales for February 1999 have been restated to give retroactive effect to the Company's new accounting methodology for sales returns and leased departments. Any other fiscal 1999 total sales amounts, which may be released during fiscal 2000 and thereafter for comparative purposes, will also be restated.

                                     -MORE-

Goody's Reports February Sales
Page 2
March 2, 2000



         The Company intends to file a Form 8-K as soon as practicable to disclose the retroactive effects of these changes on its statements of operations for the four quarters of fiscal 1998 and the first three quarters of fiscal 1999.

     The Company plans to release full year and fourth quarter fiscal 1999 financial results on Wednesday, March 15, 2000, and conduct a conference call that day at 9:00 a. m. EST. To hear the Company's conference call, dial 1-212-896-6034.

         During February 2000, the Company closed one store. In March 2000, the Company plans to open three new stores, one each in Joplin, Missouri; and Concord and Rocky Mount, North Carolina; and plans to close one store.

         This press release contains certain forward-looking statements which are based upon current expectations, plans and estimates and involve material risks and uncertainties including, but not limited to, weather conditions; the timing, magnitude and costs of opening new stores and the ability of the Company to enter into leases for new store locations; the impact of competitors' store expansion; the Company's financing plans; trends affecting the Company's financial condition or results of operations; any unexpected impact on the
Company's financial statements and operating results as a result of the new accounting methodologies discussed above; and the general economic conditions within the Company's markets. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's public filings with the Securities and Exchange Commission. Certain of such filings may be accessed through the Securities and Exchange Commission's web site, http://www.sec.gov.

         With headquarters in Knoxville, Tennessee, Goody's is a retailer of moderately priced apparel for women, men, and children operating 286 stores in the 17 states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Kentucky, Mississippi, Missouri, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia.


                                                       -END-

                                                               Exhibit 99.1

                                     Goody's Family Clothing, Inc.
                  Impact of Accounting Changes on Previously Reported EPS

Sales Returns - The Company's recently announced retroactive change to accrue for estimated sales returns impacts diluted earnings per share (EPS) for the first three quarters of fiscal 1999 and all four quarters of fiscal 1998 as follows:

o A $0.01 shift in quarterly diluted earnings per share primarily from the first to the fourth fiscal quarter.
o No change in annual diluted earnings per share for fiscal 1998 (or any of the last four fiscal years ended January 30, 1999).

o No change expected in annual diluted earnings per share for the fiscal year ended January 29, 2000.

The following table details this restatement of reported diluted earnings per share for fiscal 1999 and 1998:


----------------- -------------- --------------- -------------- --------------- -------------- --------------
                                 Fiscal Year         Q1              Q2             Q3             Q4
----------------- -------------- --------------- -------------- --------------- -------------- --------------
Fiscal 1999       As Reported          *             $0.23          $0.29           $0.05            *
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                  As Restated         N/A            $0.22          $0.29           $0.05           N/A
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                  Change                            ($0.01)           -               -
----------------- -------------- --------------- -------------- --------------- -------------- --------------

Fiscal 1998       As Reported        $0.81           $0.22          $0.25           $0.10          $0.24
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                  As Restated        $0.81           $0.21          $0.25           $0.09          $0.25
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                  Change               -            ($0.01)           -            ($0.01)         $0.01
----------------- -------------- --------------- -------------- --------------- -------------- --------------

"*" Not yet reported.
"N/A" Not Applicable.


Other Changes - The recently announced retroactive change in reporting results of leased departments has no effect on gross profit, net earnings, or diluted earnings per share.

The recently announced change in accounting for layaways will be adopted prospectively in the first quarter of fiscal 2000. Accordingly, no prior period results are affected by this anticipated change.

                                                               EXHIBIT 99.2

                                           Goody's Family Clothing, Inc.
                                   Restated Statements of Operations Information
                                               Basis of Presentation

The accompanying unaudited restated statements of operations information of Goody's Family Clothing, Inc. includes unaudited statements of operations for the following periods: o The first three fiscal quarters of the year ended January 29, 2000; and o Each of the four fiscal quarters and the full year ended January 30, 1999.

The unaudited restated statements of operations information gives effect to the Company's restatement of its previously issued unaudited quarterly statements of operations as a result of changes in accounting for sales returns and leased departments, as announced by the Company on March 2, 2000.

Management believes the assumptions used for the restatement adjustments provide a reasonable basis on which to present the unaudited restated statements of operations information. The accompanying unaudited restated statements of operations information is historical information and should not be construed to be indicative of the Company's results of operations for any future date or period.

The Company does not intend to file amended Form 10-Q's for these restatements. Rather, (i) quarterly information for each of the quarters of fiscal 1998 and 1999 contained in the Company's annual report on Form 10-K for the year ended January 29, 2000 and (ii) quarterly financial statements for fiscal 1999 to be contained in each of the Company's Form 10-Q's during fiscal 2000 will be restated for these matters. Accordingly, the independent accountants' review reports included in all of the Company's Form 10-Q's filed during fiscal 1999 should not be relied upon. The Company expects to include the Company's independent accountants' review reports covering the applicable fiscal 2000 and prior year comparable period financial statements when it files its Form 10-Q's for fiscal 2000.

The unaudited restated statements of operations information should generally be read in conjunction with the Company's historical financial statements and notes thereto contained in the Company's quarterly reports on Form 10-Q (for all fiscal 1998 and 1999 quarterly periods) and annual report of Form 10-K for the year ended January 30, 1999.

Columnar Description - Restatement Adjustments

This column represents adjustments made to the Company's historical quarterly and full year statements of operations as a result of retroactive changes in accounting methodology for sales returns and leased departments, as announced by the Company on March 2, 2000, as follows:

o Historically, the Company had recognized sales returns upon return of the related merchandise by the customer as such amounts were not material to the Company's operations or financial position. The Company now provides for an estimate of sales returns in the month of the initial sale.

o The Company's previously reported sales and cost of sales included its sales and cost of sales of leased departments. The Company now includes in its historical financial statements the net rental income (sales less cost of sales) of leased departments in its reported sales. The Company discontinued operating leased departments in fiscal 1999.

Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended October 30, 1999
(In thousands, except per share amounts)



                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   268,078        100.0%       $    (286)    $ 267,792          100.0%
Cost of sales and occupancy expenses                                     72.3%                                         72.3%
                                                         193,765                          (131)      193,634
                                               ------------------------------------------------------------------------------
Gross profit                                                             27.7%                                         27.7%
                                                          74,313                          (155)       74,158
Selling, general and administrative
  expenses                                                               26.9%                                         27.0%
                                                          72,283                                      72,283
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  0.8%                                          0.7%
                                                           2,030                          (155)        1,875
Interest expense                                                          0.0%                                          0.0%
                                                              51                                          51
Investment income                                                         0.2%                                          0.2%
                                                             686                                         686
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              1.0%                                          0.9%
                                                           2,665                          (155)        2,510
Provision for income taxes                                                0.4%                                          0.3%
                                                             999                           (58)          941
                                               ------------------------------------------------------------------------------

Net earnings                                          $    1,666          0.6%       $     (97)     $  1,569            0.6%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.05                                    $   0.05
                                               ==================                               =============
          Diluted                                     $     0.05                                    $   0.05
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,168                                      33,168
                                               ==================                               =============
          Diluted                                         33,611                                      33,611
                                               ==================                               =============

Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended July 31, 1999
(In thousands, except per share amounts)

                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   277,260        100.0%      $   (5,798)    $ 271,462          100.0%
Cost of sales and occupancy expenses                                     70.6%                       189,725           69.9%
                                                         195,790                        (6,065)
                                               ------------------------------------------------------------------------------
Gross profit                                                             29.4%                        81,737           30.1%
                                                          81,470                            267
Selling, general and administrative
  expenses                                                               24.0%                        66,545           24.5%
                                                          66,545
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  5.4%                        15,192            5.6%
                                                          14,925                            267
Interest expense                                                          0.0%                            53            0.0%
                                                              53
Investment income                                                         0.2%                           699            0.2%
                                                             699
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              5.6%                        15,838            5.8%
                                                          15,571                            267
Provision for income taxes                                                2.1%                         5,965            2.2%
                                                           5,864                            101
                                               ------------------------------------------------------------------------------

Net earnings                                          $    9,707          3.5%        $     166     $  9,873            3.6%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.29                                    $   0.30
                                               ==================                               =============
          Diluted                                     $     0.29                                    $   0.29
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,318                                      33,318
                                               ==================                               =============
          Diluted                                         33,900                                      33,900
                                               ==================                               =============

Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended May 1, 1999
(In thousands, except per share amounts)

                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------

Sales                                                $   259,931        100.0%      $   (9,182)    $ 250,749          100.0%
Cost of sales and occupancy expenses                                     71.5%                       177,278           70.7%
                                                         185,730                        (8,452)
                                               ------------------------------------------------------------------------------
Gross profit                                                             28.5%                        73,471           29.3%
                                                          74,201                          (730)
Selling, general and administrative
  expenses                                                               23.9%                        62,154           24.8%
                                                          62,154
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  4.6%                        11,317            4.5%
                                                          12,047                          (730)
Interest expense                                                          0.0%                            53            0.0%
                                                              53
Investment income                                                         0.2%                           578            0.2%
                                                             578
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              4.8%                        11,842            4.7%
                                                          12,572                          (730)
Provision for income taxes                                                1.8%                         4,417            1.7%
                                                           4,689                          (272)
                                               ------------------------------------------------------------------------------

Net earnings                                          $    7,883          3.0%       $    (458)     $  7,425            3.0%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.24                                    $   0.22
                                               ==================                               =============
          Diluted                                     $     0.23                                    $   0.22
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,333                                      33,333
                                               ==================                               =============
          Diluted                                         33,918                                      33,918
                                               ==================                               =============


Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended January 30, 1999
(In thousands, except per share amounts)


                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   363,546        100.0%      $   (9,247)    $ 354,299          100.0%
Cost of sales and occupancy expenses                                     77.0%                       270,013           76.2%
                                                         279,861                        (9,848)
                                               ------------------------------------------------------------------------------
Gross profit                                                             23.0%                        84,286           23.8%
                                                          83,685                            601
Selling, general and administrative
  expenses                                                               19.7%                        71,683           20.2%
                                                          71,683
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  3.3%                        12,603            3.6%
                                                          12,002                            601
Interest expense                                                          0.0%                           255            0.1%
                                                             255
Investment income                                                         0.2%                           826            0.2%
                                                             826
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              3.5%                        13,174            3.7%
                                                          12,573                            601
Provision for income taxes                                                1.3%                         4,805            1.3%
                                                           4,579                            226
                                               ------------------------------------------------------------------------------

Net earnings                                          $    7,994          2.2%        $     375     $  8,369            2.4%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.24                                    $   0.25
                                               ==================                               =============
          Diluted                                     $     0.24                                    $   0.25
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,331                                      33,331
                                               ==================                               =============
          Diluted                                         33,895                                      33,895
                                               ==================                               =============


Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended October 31, 1998
(In thousands, except per share amounts)


                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   251,335        100.0%      $   (8,604)    $ 242,731          100.0%
Cost of sales and occupancy expenses                                     74.3%                       178,378           73.5%
                                                         186,789                        (8,411)
                                               ------------------------------------------------------------------------------
Gross profit                                                             25.7%                        64,353           26.5%
                                                          64,546                          (193)
Selling, general and administrative
  expenses                                                               23.7%                        59,614           24.6%
                                                          59,614
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  2.0%                         4,739            1.9%
                                                           4,932                          (193)
Interest expense                                                          0.1%                            99            0.0%
                                                              99
Investment income                                                         0.2%                           407            0.2%
                                                             407
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              2.1%                         5,047            2.1%
                                                           5,240                          (193)
Provision for income taxes                                                0.8%                         1,900            0.8%
                                                           1,973                           (73)
                                               ------------------------------------------------------------------------------

Net earnings                                          $    3,267          1.3%       $    (120)     $  3,147            1.3%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.10                                    $   0.09
                                               ==================                               =============
          Diluted                                     $     0.10                                    $   0.09
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,328                                      33,328
                                               ==================                               =============
          Diluted                                         34,322                                      34,322
                                               ==================                               =============


Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended August 1, 1998
(In thousands, except per share amounts)


                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   249,489        100.0%      $   (8,092)    $ 241,397          100.0%
Cost of sales and occupancy expenses                                     71.5%                       170,090           70.5%
                                                         178,345                        (8,255)
                                               ------------------------------------------------------------------------------
Gross profit                                                             28.5%                        71,307           29.5%
                                                          71,144                            163
Selling, general and administrative
  expenses                                                               23.1%                        57,632           23.9%
                                                          57,632
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  5.4%                        13,675            5.6%
                                                          13,512                            163
Interest expense                                                          0.0%                            87            0.0%
                                                              87
Investment income                                                         0.2%                           462            0.2%
                                                             462
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              5.6%                        14,050            5.8%
                                                          13,887                            163
Provision for income taxes                                                2.1%                         5,291            2.2%
                                                           5,229                             62
                                               -----------------------------------------------------------------------------

Net earnings                                          $    8,658          3.5%        $     101     $  8,759            3.6%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.26                                    $   0.26
                                               ==================                               =============
          Diluted                                     $     0.25                                    $   0.25
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,538                                      33,538
                                               ==================                               =============
          Diluted                                         34,989                                      34,989
                                               ==================                               =============

Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Thirteen Weeks Ended May 2, 1998
(In thousands, except per share amounts)


                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                                $   226,714        100.0%      $   (8,126)    $ 218,588          100.0%
Cost of sales and occupancy expenses                                     70.0%                       151,239           69.2%
                                                         158,794                        (7,555)
                                               ------------------------------------------------------------------------------
Gross profit                                                             30.0%                        67,349           30.8%
                                                          67,920                          (571)
Selling, general and administrative
  expenses                                                               24.7%                        55,904           25.6%
                                                          55,904
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  5.3%                        11,445            5.2%
                                                          12,016                          (571)
Interest expense                                                          0.0%                            94            0.0%
                                                              94
Investment income                                                         0.2%                           536            0.2%
                                                             536
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              5.5%                        11,887            5.4%
                                                          12,458                          (571)
Provision for income taxes                                                2.1%                         4,475            2.0%
                                                           4,690                          (215)
                                               -----------------------------------------------------------------------------

Net earnings                                          $    7,768          3.4%       $    (356)     $  7,412            3.4%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.23                                    $   0.22
                                               ==================                               =============
          Diluted                                     $     0.22                                    $   0.21
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,164                                      33,164
                                               ==================                               =============
          Diluted                                         34,618                                      34,618
                                               ==================                               =============


Goody's Family Clothing, Inc.
Restated Statement of Operations Information
Fifty Two Weeks Ended January 30, 1999
(In thousands, except per share amounts)


                                                 As Previously       % of        Restatement         As           % of
                                                   Reported          Sales       Adjustments      Restated        Sales
                                               ------------------------------------------------------------------------------
Sales                                               $  1,091,084        100.0%      $  (34,069)            $          100.0%
                                                                                                   1,057,015
Cost of sales and occupancy expenses                                     73.7%                                         72.8%
                                                         803,789                       (34,069)      769,720
                                               ------------------------------------------------------------------------------
Gross profit                                                             26.3%                                         27.2%
                                                         287,295                              -      287,295
Selling, general and administrative
  expenses                                                               22.4%                                         23.2%
                                                         244,833                                     244,833
                                               ------------------------------------------------------------------------------
Earnings from operations                                                  3.9%                                          4.0%
                                                          42,462                              -       42,462
Interest expense                                                          0.1%                                          0.0%
                                                             535                                         535
Investment income                                                         0.2%                                          0.2%
                                                           2,231                                       2,231
                                               ------------------------------------------------------------------------------
Earnings before income taxes                                              4.0%                                          4.2%
                                                          44,158                              -       44,158
Provision for income taxes                                                1.5%                                          1.6%
                                                          16,471                              -       16,471
                                               -----------------------------------------------------------------------------

Net earnings                                         $    27,687          2.5%          $     -    $  27,687            2.6%
                                               ==============================================================================
Earnings per common share
          Basic                                       $     0.84                                    $   0.84
                                               ==================                               =============
           Diluted                                     $     0.81                                    $   0.81
                                               ==================                               =============
Weighted average common
  shares outstanding
          Basic                                           33,155                                      33,155
                                               ==================                               =============
          Diluted                                         34,267                                      34,267
                                               ==================                               =============


                                                              EXHIBIT 99.3

                               Goody's Family Clothing, Inc.
                       Restated Fiscal Monthly Sales for Fiscal 1999
                                  Basis of Presentation

     The table below, which is provided for informational purposes only, sets forth the Company's restated fiscal monthly sales (in thousands) for fiscal 1999 as a result of the following retroactive changes in accounting methodology for sales returns and leased departments, as announced by the Company on March 2, 2000:

o Historically, the Company had recognized sales returns upon return of the related merchandise by the customer as such amounts were not material to the Company's operations or financial position. The Company now provides for an estimate of sales returns in the month of the initial sale.

o The Company's previously reported sales and cost of sales included its sales and cost of sales of leased departments. The Company now includes in its historical financial statements the net rental income (sales less cost of sales) of leased departments in its reported sales. The Company discontinued operating leased departments in fiscal 1999.






                                               As Previously
        Fiscal Month                             Reported         As Restated
        -----------------------------------------------------------------------

        February 1999                            $   62,117       $   60,273
        March 1999                                  111,770          106,121
        April 1999                                   86,044           84,355
                                            -----------------------------------

        First Quarter 1999                          259,931          250,749
                                            -----------------------------------

        May 1999                                     89,756           87,321
        June 1999                                   108,018          106,279
        July 1999                                    79,486           77,862
                                            -----------------------------------

        Second Quarter 1999                         277,260          271,462
                                            -----------------------------------

        August 1999                                  90,383          90,734
        September 1999                               95,132          94,496
        October 1999                                 82,563          82,562

                                            -----------------------------------
        Third Quarter 1999                          268,078          267,792
                                            -----------------------------------

        November 1999                               119,772          118,840
        December 1999                               209,177          207,773
        January 2000                                 61,590           64,314
                                            -----------------------------------
        Fourth Quarter 1999                         390,539          390,927
                                            -----------------------------------
        Fiscal Year 1999                        $ 1,195,808      $ 1,180,930
                                            ===================================
